U. S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 27, 2004

            U.S. Canadian Minerals, Inc.
    -----------------------------------------------------
   (Exact name of registrant as specified in its charter)

          Nevada                      0-25523              33-0843633
   ---------------------        --------------------      ------------
(State or other jurisdiction    (Commission File No.)      (I.R.S.
   of incorporation)                                      Identification No.)

       4955 S. Durango #216, Las Vegas, NV  89113
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    (Address of principal executive offices)             (Zip Code)

   Registrant's Phone: (702) 433-8223  Fax: (702) 873-8917


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   (Former name or former address, if changed, since last
                           report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.



U.S. Canadian Minerals, Inc. has acquired a concession for the mining of gold in Ecuador from the government of Ecuador. Said concession has been granted to the Company's subsidiary,Yellow River Mining, S.A. and was granted on August 27, 2004.




                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 U.S. Canadian Minerals, Inc.


Date:   October 18, 2004         By:
                                 -----------------------
                                 Rendal Williams
                                 Chief Executive Officer